UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2017

INTREXON CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-36042	26-0084895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 16, 2017, Intrexon Corporation, a Virginia corporation (“Intrexon”), completed the acquisition of GenVec, Inc., a Delaware corporation (“GenVec”), pursuant to the terms of the Agreement and Plan of Merger, dated as of January 24, 2017, by and among Intrexon, Intrexon GV Holding, Inc., a Delaware corporation and indirect wholly-owned subsidiary of Intrexon (“Merger Sub”), and GenVec (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, on June 16, 2017, Merger Sub was merged with and into GenVec, with GenVec continuing as the surviving corporation and as a wholly-owned subsidiary of Intrexon (the “Merger”). As a result of the Merger, each share of GenVec common stock, $0.001 per share (other than shares owned by Intrexon or Merger Sub) was converted into the right to receive consideration equal to (i) 0.297 shares of Intrexon common stock, no par value per share (“Intrexon Stock”), and cash in lieu of fractional shares of Intrexon Stock, and (ii) one contingent payment right.

The foregoing summary of the Merger Agreement, the Merger and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement furnished as Annex A to the Registration Statement on Form S-4, as amended, initially filed by Intrexon with the Securities and Exchange Commission (the “Commission”) on March 17, 2017 and declared effective on May 12, 2017, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On June 16, 2016, Intrexon issued a press release announcing the transactions described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 24, 2017, by and among Intrexon, GenVec and Intrexon GV Holding, Inc. (incorporated by reference to Exhibit 2.1 to Amendment No. 2 to the Registration Statement on Form S-4, filed by Intrexon with the Commission on May 11, 2017).

99.1	Press Release, dated June 16, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Donald P. Lehr Chief Legal Officer

June 16, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 24, 2017, by and among Intrexon, GenVec and Intrexon GV Holding, Inc. (incorporated by reference to Exhibit 2.1 to Amendment No. 2 to the Registration Statement on Form S-4, filed by Intrexon with the Commission on May 11, 2017).

99.1	Press Release, dated June 16, 2017.